SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 AUGUST 14, 1997
                Date of Report (Date of earliest event reported)


                             WASTE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                                 NORTH CAROLINA
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


         0-22417                                    56-0954929
   (COMMISSION FILE NO.)               (I.R.S. EMPLOYER IDENTIFICATION NO.)


               3949 BROWNING PLACE, RALEIGH, NORTH CAROLINA 27609
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (919) 782-0095
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.   OTHER EVENTS

     On August 14, 1997, the Registrant issued the following press release:


                           WASTE INDUSTRIES, INC.


WASTE INDUSTRIES, INC LETTER OF INTENT TO ACQUIRE CERTAIN BFI ASSETS

    RALEIGH, NC August 14, 1997-Waste Industries, Inc. (NASDAQ:WWIN), a regional, non-hazardous solid waste services company, today announced the signing of a letter of intent to acquire the assets of BFI's Rocky Mount and Kinston, North Carolina waste hauling and recycling operations, excluding BFI's medical waste business. The transaction is subject to, among other things, completion of due diligence, regulatory review and the signing of a definitive purchase agreement, which is expected to occur by the end of the third quarter. While it is the Company's policy to issue press releases only after signing definitive purchase agreements, this announcement is being made because of coverage this transaction has received in local media.
    Lonnie C. Poole, Jr., Chairman and CEO of Waste Industries, stated, "The acquisition of these BFI operations is a continuation of the the Company's strategy of acquiring businesses on the fringes of its existing markets. While there can be no assurance as to the closing of this transaction," Poole said, "the Company is aggressively pursuing it." In 1997, the Company has closed three other acquisitions, including deals in two new markets (Charleston, South Carolina and Chattanooga, Tennessee).
    Waste Industries, Inc. is a regional solid waste services company providing solid waste collection, transfer and recycling services to customers in six states. Founded in 1970, the Company now has 20 branch locations, operates
11 transfer stations and manages over 100 county convenience sites.
    Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the statement will include words such as the Company "believes," "anticipates," "expects," or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's prospectus dated June 5, 1997 included in its Registration Statement on Form S-1 (No. 333-25631). The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                WASTE INDUSTRIES, INC.


                                By:  /s/ Robert H. Hall
                                     Robert H. Hall
                                     Vice President and Chief Financial Officer




Date: August 14, 1997